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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: May 30, 2002




                         STRATTEC SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)



            WISCONSIN                   0-25150                39-1804239
  (State or other jurisdiction of   (Commission File        (I.R.S. Employer
  incorporation or organization)         Number)           Identification No.)


              3333 WEST GOOD HOPE ROAD, MILWAUKEE, WISCONSIN 53209
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (414) 247-3333


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 30, 2002, STRATTEC SECURITY CORPORATION (the "Company") dismissed Arthur Andersen LLP as its independent public accountants and appointed Deloitte & Touche LLP as its new independent accountants. The decision to dismiss Arthur Andersen and to retain Deloitte & Touche was recommended by the Company's Audit Committee and approved by its Board of Directors on May 7, 2002, subject to Deloitte & Touche completing their internal formal client acceptance procedures. Formal client acceptance was received by the Company on May 30, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended July 1, 2001 and July 2, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ended July 1, 2001 and July 2, 2000, and the subsequent interim period through May 30, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described in Item 304(a) (1) (v) of Regulation S-K occurred during the fiscal years ended July 1, 2001 and July 2, 2000, and the subsequent interim period through May 30, 2002.

     The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16 is a letter from Arthur Andersen, dated May 30, 2002, stating their agreement with such statements.

     During the fiscal years ended July 1, 2001 and July 2, 2000, and the subsequent interim period through May 30, 2002, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304
(a) (2) (i) and (ii) of regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

Exhibit
Number      Description
-------     -----------

   16       Letter of Arthur Andersen LLP regarding
            change in certifying accountant.  (Filed herewith.)




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     STRATTEC SECURITY CORPORATION


Date:  June 3, 2002                  By: /s/ Patrick J. Hansen
                                        --------------------------------
                                        Patrick J. Hansen,
                                        Vice President and
                                        Chief Financial Officer






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                                  EXHIBIT INDEX




Exhibit No.       Description
-----------       -----------

   16 Letter of Arthur Andersen LLP regarding change in certifying accountant.